Exhibit 10.43

WARRANT REDEMPTION AGREEMENT

THIS WARRANT REDEMPTION AGREEMENT (this “Agreement”) is entered into as of October 23, 2013, by and among Sotherly Hotels Inc., a Maryland corporation formerly known as MHI Hospitality Corporation (the “Company”), as issuer of the Warrant (as hereinafter defined), and Essex Illiquid, LLC, a Delaware limited liability company (“Essex Illiquid”), and Richmond Hill Capital Partners, LP, a Delaware limited partnership (“Richmond Hill”, and together with Essex Illiquid, the “Initial Holders”), as the initial holders of the Warrant. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Warrant.

WHEREAS, reference is made to that certain Warrant dated as of April 18, 2011 (as amended by an Amendment to Warrant dated as of December 21, 2011, an Amendment No. 2 to Warrant dated as of July 10, 2012, and an Amendment No. 3 to Warrant to be dated the date hereof, the “Warrant”); and

WHEREAS, the Company desires to redeem a portion of the Warrant, and the Initial Holders have agreed to such redemption, all on the terms and subject to the conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. The Company hereby redeems a portion of the Warrant corresponding to an aggregate of 900,000 Issuable Warrant Shares (the “Redeemed Warrant Shares”), of which number 828,000 shall be redeemed from among those Issuable Warrant Shares subject to exercise rights by Essex Illiquid and 72,000 shall be redeemed from among those Issuable Warrant Shares subject to exercise rights by Richmond Hill.

2. The aggregate consideration payable by the Company in respect of the redemption of the Redeemed Warrant Shares shall be $3,200,000.00 (the “Redemption Consideration”), of which $2,944,000.00 shall be payable by the Company to Essex Illiquid and $256,000.00 shall be payable by the Company to Richmond Hill. Immediately upon execution and delivery of this Agreement by the parties hereto, the Company shall pay the entirety of the Redemption Consideration to the Initial Holders by wire transfer of immediately available funds to a bank account designated by each Initial Holder for such purpose. Upon payment in full of the Redemption Consideration, the Redeemed Warrant Shares shall no longer be Issuable Warrant Shares under the Warrant, and all exercise and other rights of the Initial Holders in respect of the Redeemed Warrant Shares under the Warrant shall terminate and be extinguished.

3. Each of the Initial Holders (a) represents and warrants to the Company that it owns that portion of the Warrant attributable to such Initial Holder under the terms of the Warrant free and clear of all liens and encumbrances and has not transferred any of its right, title or interest in and to the Warrant and (b) agrees and acknowledges that the Redemption Consideration represents fair value for the portion of the Warrant redeemed hereby and that no adjustment to the Redemption Consideration shall be made regardless of the future performance of the Company or any of the Company’s equity securities.

4. (a) The parties hereto agree that the Initial Holders shall have the jointly exercisable right to nominate Ryan P. Taylor for election by the shareholders of the Company to the board of directors of the Company. Any such nomination shall be subject to prior approval by the Company’s Nominating, Corporate Governance and Compensation Committee. Such nomination right shall terminate and no longer be exercisable by the Initial Holders as of the earlier of (i) the date of which the Warrant has terminated, expired or been exercised in full (provided that the exercise in full of the Warrant as to only one of the Initial Holders shall terminate such nomination right only as to that Initial Holder) and (ii) the first date as of which the Initial Holders have, in the aggregate, beneficial ownership of less than 5% of the outstanding shares of the common stock of the Company on a fully-diluted basis. Such nomination right shall not be transferable to any assignee of the Initial Holders.

(b) Notwithstanding anything to the contrary herein, however, the preceding paragraph (a) and the nomination right described therein shall have no force or effect whatsoever unless and until the NASDAQ Stock Market shall first have given its unconditional consent in writing, in form and substance reasonably acceptable to the Company, to the granting of such nomination right by the Company.

5. Simultaneously with the execution and delivery of this Agreement, the parties hereto shall enter into an Amendment No. 3 to Warrant substantially in the form attached hereto as Exhibit A.

6. For the avoidance of doubt, any successor Holder shall not be an “Excepted Holder” within the meaning of the Articles of Amendment and Restatement of the Company, as amended.

7. This Agreement may be executed simultaneously in one or more counterparts, and by different parties hereto in separate counterparts, each of which when executed will be deemed an original, but all of which taken together will constitute one and the same instrument.

8. This Agreement will be governed by, and construed in accordance with, the laws of the state of New York applicable to contracts executed in and to be performed entirely within such jurisdiction, without reference to conflicts of laws provisions.

9. This Agreement may not be amended, modified or waived except by an instrument in writing signed on behalf of each of the parties hereto.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Agreement as of the date first written above.

THE COMPANY:

SOTHERLY HOTELS INC.

By:	/s/ David R. Folsom
	Name:	David R. Folsom
	Title:	President and Chief Operating Officer

THE INITIAL HOLDERS:

ESSEX ILLIQUID, LLC

By:	Richmond Hill Investments, LLC,
its Investment Manager

By:	/s/ Ryan P. Taylor
	Name:	Ryan P. Taylor
	Title:	Managing Director and Authorized Signatory

RICHMOND HILL CAPITAL PARTNERS, LP

By:	Richmond Hill Investment Co., LP,
its Investment Manager

By:	/s/ Ryan P. Taylor
	Name:	Ryan P. Taylor
	Title:	Authorized Signatory

SIGNATURE PAGE TO WARRANT REDEMPTION AGREEMENT

EXHIBIT A

Form of Amendment No. 3 to Warrant

[see attached]

AMENDMENT NO. 3 TO WARRANT

To Purchase Common Stock of

Sotherly Hotels Inc.

THIS AMENDMENT NO. 3 (this “Amendment”) to the Warrant dated as of April 18, 2011 (as amended by an Amendment to Warrant dated as of December 21, 2011 and by an Amendment No. 2 to Warrant dated as of July 10, 2012 (“Amendment No. 2”), the “Warrant”) issued by Sotherly Hotels Inc., a Maryland corporation formerly known as MHI Hospitality Corporation (the “Company”), to Essex Illiquid, LLC and Richmond Hill Capital Partners, LP as the Initial Holders identified on Schedule 1 to the Warrant, is made and entered into by the Company, and agreed and acknowledged by such Initial Holders, as of October 23, 2013 (the “Amendment Date”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Warrant.

WHEREAS, the Company and the Initial Holders desire, for their mutual convenience and benefit, to amend further the Warrant on the terms and subject to the conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

10. Article I of the Warrant is hereby amended:

(a)	by restating the definition of “Company” therein in its entirety as follows:

“‘Company’ means Sotherly Hotels Inc., a Maryland corporation, and any successor corporation.”

(b)	by restating the definition of “Warrant” therein in its entirety as follows:

“‘Warrant’ means the warrant dated as of the Closing Date issued to the Initial Holders, as amended as of December 21, 2011, as of July 10, 2012 and as of October 23, 2013, and as further amended or restated from time to time, and all warrants issued upon the partial exercise, transfer or division of or in substitution for any Warrant.”

11. Section 3.2 of the Warrant is hereby amended by deleting and restating the first sentence thereof as follows:

“The Initial Holders may not offer, sell, assign, hypothecate, pledge or otherwise transfer this Warrant during the period ending on April 18, 2015 (the ‘Holding Period’) without the prior written consent of the Company, which consent may be granted or withheld in its sole and absolute discretion; provided, that for the avoidance of doubt, such restriction shall not apply to the offer, sale, assignment,

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hypothecation, pledge or transfer of any Common Stock received by any Initial Holder upon the exercise of this Warrant during the Holding Period, subject to, in each case, applicable securities laws.”

12. Section 7.7 of the Warrant is hereby deleted and shall be of no further force or effect.

13. Schedule 1 to the Warrant is hereby deleted and replaced in its entirety by Schedule 1 to this Amendment.

14. This Amendment shall be deemed to be incorporated into the Warrant and made a part thereof. All references to the Warrant in any other document shall be deemed to be references to the Warrant as modified by this Amendment. Except as specifically amended or modified herein, the Warrant shall continue in full force and effect and shall be enforceable in accordance with each of the terms thereof. To the extent that the terms of this Amendment conflict with the terms of the Warrant, the terms of this Amendment shall be deemed to govern.

15. This Amendment may be executed simultaneously in one or more counterparts, and by different parties hereto in separate counterparts, each of which when executed will be deemed an original, but all of which taken together will constitute one and the same instrument.

16. This Amendment will be governed by, and construed in accordance with, the laws of the state of New York applicable to contracts executed in and to be performed entirely within such jurisdiction, without reference to conflicts of laws provisions.

17. This Amendment may not be amended, modified or waived except by an instrument in writing signed on behalf of each of the parties hereto.

[Signature page follows.]

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IN WITNESS WHEREOF, the Company, intending to be legally bound, has executed this Amendment effective as of the Amendment Date.

SOTHERLY HOTELS INC.

By:
	Name:	David R. Folsom
	Title:	President and Chief Operating Officer

Attest:

Name:	Robert E. Kirkland IV
Title:	Compliance Officer

AGREED AND ACKNOWLEDGED

BY THE INITIAL HOLDERS

ESSEX ILLIQUID, LLC

By:	Richmond Hill Investments, LLC,
its Investment Manager

By:
	Name:	Ryan P. Taylor
	Title:	Managing Director and Authorized Signatory

RICHMOND HILL CAPITAL PARTNERS, LP

By:	Richmond Hill Investment Co., LP,
its Investment Manager

By:
	Name:	Ryan P. Taylor
	Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 3 TO WARRANT

Schedule 1

INITIAL HOLDERS

Initial Holder	Number of Shares
Essex Illiquid, LLC	920,000
Richmond Hill Capital Partners, LP	80,000

Total	1,000,000